UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21517
                                                   -----------------------------
           First Trust/value Line(r) & Ibbotson Equity Allocation Fund
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                   Suite 300
                                 Lisle, Il 60532
  ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios, LP
                              1001 Warrenville Road
                                    Suite 300
                                 Lisle, Il 60532
  ---------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-241-4141
                                                          --------------------

                      Date of fiscal year end: May 31, 2004
                                             ---------------------
                      Date of reporting period: May 31, 2004
                                             ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

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                   FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY
                                 ALLOCATION FUND
                                  ANNUAL REPORT
                  FOR THE PERIOD APRIL 16, 2004 TO MAY 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004


 Shareholder Letter .......................................................    1

 Portfolio Commentary .....................................................    2

 Portfolio of Investments .................................................    4

 Statement of Assets and Liabilities ......................................    9

 Statement of Operations ..................................................   10

 Statement of Changes in Net Assets .......................................   11

 Financial Highlights .....................................................   12

 Notes to Financial Statements ............................................   13

 Report of Independent Registered Public Accounting Firm ..................   16

 Dividend Reinvestment Plan ...............................................   17

 Proxy Voting Policies and Procedures .....................................   17

 Management ...............................................................   18




                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary, you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand how the Fund's performance and characteristics compared to that of relevant benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and First Trust Advisors L.P. personnel are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

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SHAREHOLDER LETTER
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           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  ANNUAL REPORT
                                  MAY 31, 2004

Dear Shareholders:

The First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") commenced trading on the American Stock Exchange on April 28, 2004 under the ticker symbol FVI. It is the third diversified equity closed-end fund launched by First Trust Advisors, L.P. ("First Trust") utilizing Value Line research in the past eleven months. The other two funds trade under the ticker symbols FVL and FVD. We are pleased that another well respected investment research firm - Ibbotson Associates - has partnered with First Trust and Value Line to enhance the Fund's disciplined investment strategy. Ibbotson Associates is well known for its analytical work in the area of asset allocation. The Fund's investment advisor, First Trust, will employ Ibbotson's Strategic Equity Allocation Model in an effort to determine optimal weightings between investment styles (growth & value) and market capitalizations.

The most recent economic data suggests that consumers and Corporate America have rebounded nicely from the recession of 2001 and the three-year bear market in stocks. As of the first quarter of 2004, corporate wealth in the U.S. totaled $10.3 trillion, while the cumulative wealth of individuals in the U.S. was $45.2 trillion. Both sectors of our economy have recouped the losses sustained after the stock bubble burst in mid-2000.

With respect to how stocks might fare in times of rising interest rates, a study by The Leuthold Group found that stocks can rally in such an environment. The money management firm identified nine periods dating back to 1955 in which rates rose an average 1.56 percentage points and stocks still rose. The average gain for the Standard & Poor's 500-stock index during those periods: 36.5%. The Leuthold study noted that rates often rise in the early stages of an economic expansion, in response to rising demand and better business prospects.

We believe that FVI can be positioned as a long-term core growth holding in any shareholder's portfolio. Value Line's reputation for quality research dates back to 1965. Ibbotson Associates' research data on the long-term performance of stocks, bonds and other asset classes has been utilized by financial services firms for nearly two decades.

I encourage shareholders to read the commentary from Bob Carey, Chief Investment Officer at First Trust.

Sincerely,



/S/ JAMES A. BOWEN
James A. Bowen
President of the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund July 14, 2004

[GRAPHIC OMITTED]
ROBERT CAREY PHOTO

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER
FIRST TRUST PORTFOLIOS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 17 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute, formerly known as the Association for Investment Management and Research. He has been a guest on CNBC and has been interviewed by publications such as THE WALL STREET JOURNAL.

--------------------------------------------------------------------------------
 A COMMENTARY ON THE FIRST TRUST VALUE LINE(R) &IBBOTSON EQUITY ALLOCATION FUND
--------------------------------------------------------------------------------

A REVIEW OF THE FUND'S INVESTMENT STRATEGY

The Fund's investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest substantially all of its net assets in common stocks that are selected through the application of a top-down asset allocation strategy and a bottom-up stock selection methodology, in each case implemented by First Trust Advisors, L.P. (the "Advisor"). The Advisor utilizes the Strategic Equity Allocation Model of Ibbotson Associates (top-down) to determine the optimal equity allocations among the following six U.S. equity asset classes: (1) Large-Cap Growth, (2) Large-Cap Value, (3) Mid-Cap Growth,
(4) Mid-Cap Value, (5) Small-Cap Growth and (6) Small-Cap Value.

To select the stocks within each of the six U.S. equity classes, the Advisor begins with the universe of stocks that Value Line(R) Publishing, Inc. gives a Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Ranking Systems. The Advisor then applies a proprietary model to rank the stocks contained in that universe to determine which stocks will be selected for each of six different classes. The Advisor then selects the top 25 ranked stocks for each of the six asset classes for a total of approximately 150 stocks in the portfolio.

The Advisor will rebalance the Fund's portfolio holdings on a semi-annual basis and will adjust the portfolio to reflect changes in the Ibbotson Strategic Equity Asset Allocation Model on an annual basis. On a more frequent basis, the Advisor may sell stocks that are no longer within the Value Line(R) universe of #1 and #2 rankings and replace such positions with new stocks.

PERFORMANCE OF THE FUND SINCE INCEPTION

The Fund commenced trading on the AMEX on April 28, 2004 under the symbol (FVI). The launch of FVI happened to occur at a time when the markets were struggling to get a sense of where interest rates were heading. The yield on the benchmark 10-yr. T-Note began its ascension on the morning of March 17 at a yield of 3.68% and did not peak until May 13 at a yield of 4.85%, or a gain of 1.17 percentage points. The rise in interest rates, in our opinion, was primarily in response to the strengthening U.S. economy, particularly in the area of job creation.

The rise in rates was significant enough to cause a sell-off in both stocks and bonds. From March 16 though May 13, the S&P 500 Index fell by 1.0%, while the Lehman Bros. Intermediate Treasury Index declined by 3.6%, or the equivalent of an entire year's worth of interest payments. It seemed by mid-May that investors had begun to accept the possibility, if not likelihood, that interest rates were poised to move higher in the months ahead. Higher rates have been known to create headwind for stocks and bonds. At the close of May, it appeared by the tone of the market that some investors were still skittish and unwilling to take on additional risk without a better understanding of things to come. It is also important to note that some investors may be taking a wait-and-see approach with respect to Iraq. The U.S. will formally turn over the control of Iraq to a transitional governing body at the end of June.

In the first 23 trading days, the average daily share volume for the Fund was 22,500 shares. Despite the fact that the Fund's net asset value (NAV) share price appreciated from $19.10 on April 28 (the first day of trading) to $19.13 on May 31, or a gain of 0.16%, the Fund's market share price traded at a 10.1% discount to its NAV on May 31. The S&P 500 Index gained 0.04% over the same period. There is no definitive explanation for why the Fund's market share priced tumbled from $19.48 on May 14 to $17.15 on May 17, only the observation that the Fund may have gotten caught up in a "Perfect Storm" of rising interest rates, rising inflation, high energy prices, record-setting corporate earnings and geopolitical uncertainty. In other words, it was probably too much risk for many investors to handle in a market that had yielded essentially no gains in the first four-and-a-half months of 2004. Investors sold shares aggressively on May 17 and buyers were not there to support the stock. On May 17, 54,800 shares traded. Daily volume averaged just 9,700 shares over the next three days of trading.

--------------------------------------------------------------------------------
A COMMENTARY ON THE FIRST TRUST VALUE LINE(R) &IBBOTSON EQUITY ALLOCATION
FUND (CONTINUED)
--------------------------------------------------------------------------------

THE COMPOSITION OF THE FUND

Subsequent to the initial stock selection, there were only two stocks that changed in the portfolio. The Fund is usually comprised of 150 equity holdings and is not leveraged. As of May 31, the weighted average market capitalization of the stocks in the portfolio was $18.3 billion. The average market capitalization was $10.5 billion. The largest market capitalization holding in the portfolio was $238 billion and the smallest was $438 million.

As of May 31, the Strategic Equity Allocation Model of Ibbotson Associates set the allocations among the six U.S. equity asset classes as follows: Large-Cap Growth (31%), Large-Cap Value (33%), Mid-Cap Growth (8%), Mid-Cap Value (10%), Small-Cap Growth (8%) and Small-Cap Value (10%).

Year-to-date through May, these six U.S. equity asset classes have produced the following returns (as measured by Standard & Poor's): S&P Barra Growth Index (+0.99%), S&P Barra Value Index (+1.95%), S&P 400 Barra (Mid-Cap) Growth Index (+3.86%), S&P 400 Barra (Mid-Cap) Value Index (+3.61%), S&P 600 Barra (Small-Cap) Growth Index (+4.28%) and S&P 600 Barra (Small-Cap) Value Index (+4.04%).

AN OVERVIEW OF THE EQUITIES MARKETS

The S&P 500 Index has gained just 1.5% in the first five months of 2004. The index was up 28.7% in 2003. Stocks are essentially unchanged in the first five months of 2004 despite the strong showing by the economy and Corporate America. The U.S. economy has expanded in each of the past 10 calendar quarters. U.S. gross domestic product grew by 3.1% in 2003. Corporate profits rose 36.7% year-over-year in the first quarter of 2004, according to the Commerce Department. It was the largest year-over-year quarterly gain since the third quarter of 1981. The companies in the S&P 500 Index currently hold over $500 billion in cash, or nearly double the amount held in 1999, according to BUSINESSWEEK.

According to MONEY, in the nine bull markets between 1950 and 1999, stocks corrected, on average, 16 months after the start of the bull run. The corrections lasted an average of four months and stocks slid an average of 16%, as measured by the DJIA. So a pause is not all bad at this stage. In regards to those fears about the impact of rising interest rates, at least with respect to the Federal Reserve and short-term rates, according to research from Ned Davis, stocks tend to rise after the first rate hike by the Fed. Conventional thought assumes that higher rates will pressure earnings and stock prices because the cost of borrowing rises for consumers and businesses. But a robust economy can help offset such pressure, at least for some time. Since 1917, there have been 22 instances where the Fed has hiked rates. On average, the DJIA rose one, three, six, nine and 12 months after the first hike.

We encourage those investors with a long-term time horizon to consider the following: The price-to-earnings ratio on the S&P 500 is at its lowest level in several years. The following Thomson First Call data shows how much P-E ratios have declined: 28.9 (1999), 23.9 (2000), 25.4 (2001), 18.4 (2002), 20.1 (2003)
and 17.2 ESTIMATED (2004). According to Ibbotson Associates, the average P-E ratio has been 14 since 1926.

IN CLOSING

Despite the rough start, we still believe that the First Trust/Value Line(R) & Ibbotson Equity Allocation can be positioned as a long-term core growth holding in any shareholder's portfolio. The objectives of the Fund are to provide capital appreciation and outperform the S&P 500 Index. Considering that the S&P 500 has little exposure to mid-cap and small-cap stocks (see data below) their inclusion in the asset allocation process could be constructive for investors seeking to outperform the S&P 500 Index. Here is a list of the top performing styles/market caps by calendar year since 1992: Large-Cap Growth (1994-1998), Mid-Cap Growth (1999), Mid-Cap Value (2001 & 2002), Small-Cap Growth (2003) and Small-Cap Value (1992, 1993 & 2000). (Sources: S&P Barra & Russell 2000)

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2004

                                                                     MARKET
   SHARES                                                            VALUE
 ----------                                                      -------------

 COMMON STOCKS - 99.4%

              ENERGY - 14.6%
     22,247   Amerada Hess Corp. ..............................  $  1,570,416
     29,403   Anadarko Petroleum Corp. ........................     1,603,052
     21,592   ConocoPhillips Company ..........................     1,583,341
     34,878   Exxon Mobil Corp. ...............................     1,508,473
     21,400   Frontier Oil Corp. ..............................       423,078
     46,653   Marathon Oil Corp. ..............................     1,555,411
     22,277   Murphy Oil Corp. ................................     1,453,797
      9,765   Newfield Exploration Company* ...................       485,809
     14,352   Patina Oil & Gas Corp. ..........................       379,467
     15,624   Southwestern Energy Co.* ........................       399,349
     24,724   Sunoco, Inc. ....................................     1,521,268
     23,125   Tesoro Petroleum Corp.* .........................       550,838
     17,791   Tetra Technologies, Inc.* .......................       423,604
     60,902   Transocean Inc* .................................     1,627,910
     24,517   Valero Energy Corp. .............................     1,620,819
     57,861   XTO Energy, Inc. ................................     1,460,990
                                                                 -------------
                                                                   18,167,622
                                                                 -------------
              INSURANCE - 9.8%
     15,877   American Financial Group, Inc. ..................       479,644
        535   Berkshire Hathaway, Inc., Class B* ..............     1,590,020
      9,886   Brown & Brown, Inc. .............................       395,242
     38,616   Cincinnati Financial Corp. ......................     1,650,834
     36,105   Lincoln National Corp. ..........................     1,714,626
     47,242   MetLife, Inc. ...................................     1,679,453
     25,449   Ohio Casualty Corp.* ............................       477,169
     13,352   Protective Life Corp. ...........................       493,757
     37,826   Prudential Financial, Inc. ......................     1,675,692
     13,738   Selective Insurance Group, Inc. .................       496,354
     35,469   The Allstate Corp. ..............................     1,559,927
                                                                 -------------
                                                                   12,212,718
                                                                 -------------
              RETAIL - 9.2%
     14,707   American Eagle Outfitters, Inc.* ................       425,915
     19,757   Claire's Stores, Inc. ...........................       408,970
      9,639   Guitar Center, Inc.* ............................       413,513
     21,841   Handleman Company ...............................       489,238
     49,576   Hudsons Bay Company .............................       486,823
     26,916   Insight Enterprises, Inc.* ......................       494,178
     11,811   Kenneth Cole Productions, Inc., Class A .........       386,810
     78,919   Limited Brands, Inc. ............................     1,523,137
      8,236   Michael's Stores, Inc. ..........................       430,331
     54,028   PETsMART, Inc. ..................................     1,679,731
     20,186   Pier 1 Imports, Inc. ............................       380,506
     16,147   Priceline.com, Inc.* ............................       423,051
     13,628   Sharper Image Corp.* ............................       384,310
     14,423   TBC Corp.* ......................................       366,200
     66,429   The Gap, Inc. ...................................     1,604,260
     62,650   The TJX Companies, Inc. .........................     1,560,611
                                                                 -------------
                                                                   11,457,584
                                                                 -------------

Page 4                    See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
MAY 31, 2004


                                                                    MARKET
   SHARES                                                            VALUE
 ----------                                                      -------------

 COMMON STOCKS - (CONTINUED)

              FOOD, BEVERAGE & TOBACCO - 8.1%
     92,700   Archer-Daniels Midland Company ..................  $  1,541,601
     58,710   Campbell Soup Company ...........................     1,497,692
     10,948   Corn Products International, Inc. ...............       474,924
     26,452   Hain Celestial Group, Inc.* .....................       468,201
     16,602   Hershey Foods Corp. .............................     1,473,096
     23,238   PepsiAmericas, Inc. .............................       493,575
     27,698   PepsiCo, Inc. ...................................     1,478,242
     19,458   Pilgrim's Pride Corp. ...........................       523,031
     17,674   Smithfield Foods, Inc.* .........................       512,369
     80,290   Tyson Foods, Inc., Class A ......................     1,647,551
                                                                 -------------
                                                                   10,110,282
                                                                 -------------
              HOUSEHOLD & PERSONAL PRODUCTS - 8.0%
     17,818   Avon Products, Inc. .............................     1,579,744
     26,097   Colgate-Palmolive Company .......................     1,492,748
     23,135   Kimberly-Clark Corp. ............................     1,524,596
     15,998   Nu Skin Enterprises, Inc., Class A ..............       358,355
     28,550   The Clorox Company ..............................     1,494,878
     32,881   The Estee Lauder Company, Class A ...............     1,505,621
     36,473   The Gillette Company ............................     1,571,622
     12,489   WD-40 Company ...................................       380,415
                                                                 -------------
                                                                    9,907,979
                                                                 -------------
              MATERIALS - 7.4%
     10,322   Ashland, Inc. ...................................       486,682
     17,793   Carpenter Technology Corp. ......................       541,263
     11,310   Cleveland-Cliffs, Inc.* .........................       530,326
     17,934   Commercial Metals Company .......................       539,814
     18,308   Dofasco, Inc. ...................................       514,518
     48,571   Georgia-Pacific Corp. ...........................     1,739,813
     18,166   H.B. Fuller Company .............................       486,667
      8,487   Minerals Technologies, Inc. .....................       488,003
    105,971   Noranda, Inc. ...................................     1,739,521
     32,081   Teck Cominco Ltd., Class B ......................       541,423
     40,573   The Sherwin-Williams Company ....................     1,594,519
                                                                 -------------
                                                                    9,202,549
                                                                 -------------
              HEALTH CARE EQUIPMENT & SERVICES - 6.8%
     19,905   Aetna, Inc. .....................................     1,616,286
     19,390   American Healthways, Inc.* ......................       398,465
     29,598   Becton, Dickinson and Company ...................     1,489,371
     10,936   Covance, Inc.* ..................................       396,102
     20,657   Cytyc Corp.* ....................................       452,388
      7,883   DaVita, Inc.* ...................................       365,929
     14,827   Haemonetics Corp.* ..............................       403,294
     12,576   Ocular Sciences, Inc.* ..........................       420,164
     27,263   Oxford Health Plans, Inc. .......................     1,547,721
     13,519   Pacificare Health Systems, Inc.* ................       499,257
     11,421   Renal Care Group, Inc.* .........................       374,266
     13,951   Sunrise Senior Living, Inc.* ....................       502,794
                                                                 -------------
                                                                    8,466,037
                                                                 -------------


                         See Notes to Financial Statements.               Page 5

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     -------------

 COMMON STOCKS - (CONTINUED)

              CONSUMER DURABLES & APPAREL - 6.4%
      5,142   Beazer Homes USA, Inc. ..........................  $    518,159
     35,144   Coach, Inc.* ....................................     1,532,630
     19,084   K-Swiss, Inc. - Class A .........................       381,680
     28,112   Oakley, Inc. ....................................       377,263
     10,393   Oxford Industries, Inc. .........................       382,982
     34,032   Pulte Homes, Inc. ...............................     1,795,188
     17,850   Quiksilver, Inc.* ...............................       413,585
     29,158   Russell Corp. ...................................       477,608
     10,211   Standard-Pacific Corp. ..........................       520,250
      5,992   The Timberland Company, Class A* ................       371,504
      6,898   The Toro Company ................................       442,852
     10,655   Trex Company, Inc.* .............................       387,096
     14,046   Winnebago Industries, Inc. ......................       398,906
                                                                 -------------
                                                                    7,999,703
                                                                 -------------
              UTILITIES - 5.0%
     19,889   Alliant Energy Corp. ............................       496,827
     16,891   Northwest Natural Gas Company ...................       491,697
     14,286   SCANA Corp. .....................................       508,296
     68,708   Sierra Pacific Resources* .......................       512,561
    146,711   The Williams Companies, Inc. ....................     1,747,328
     43,586   TXU Corp. .......................................     1,628,809
      7,169   Western Gas Resources, Inc. .....................       396,446
     17,480   WGL Holdings, Inc. ..............................       480,875
                                                                 -------------
                                                                    6,262,839
                                                                 -------------
              HOTELS, RESTAURANTS & LEISURE - 3.5%
     19,308   Aztar Corp.* ....................................       465,516
     11,574   CEC Entertainment, Inc.* ........................       355,669
     17,127   Darden Restaurants, Inc. ........................       385,357
     27,083   Harley-Davidson, Inc. ...........................     1,557,002
     16,130   Lone Star Steakhouse & Saloon, Inc. .............       409,702
      8,807   Polaris Industries, Inc. ........................       382,224
     13,917   Rare Hospitality International, Inc.* ...........       355,997
     13,235   Ruby Tuesday, Inc. ..............................       375,212
                                                                 -------------
                                                                    4,286,679
                                                                 -------------
              COMMERCIAL SERVICES - 3.4%
     16,411   Apollo Group, Inc., Class A* ....................     1,539,352
      8,256   Bright Horizons Family Solutions, Inc.* .........       407,929
     30,818   FTI Consulting, Inc.* ...........................       516,201
     12,066   Global Imaging Systems, Inc.* ...................       408,555
     66,874   Service Corp. International* ....................       481,493
     67,827   Stewart Enterprises, Inc., Class A* .............       510,059
      4,601   University of Phoenix Online* ...................       411,559
                                                                 -------------
                                                                    4,275,148
                                                                 -------------
              CAPITAL GOODS - 3.0%
     17,543   3M Company ......................................     1,483,436
     16,424   A.O. Smith Corp. ................................       483,687
     25,286   AGCO Corp.* .....................................       484,480

Page 6
                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

                                                                    MARKET
   SHARES                                                            VALUE
-----------                                                      -------------

 COMMON STOCKS - (CONTINUED)

              CAPITAL GOODS - (CONTINUED)
     18,614   Gardner Denver, Inc.* ...........................  $    487,500
     12,723   Lincoln Electric Holdings, Inc. .................       394,413
     12,778   Matthews International Corp., Class A ...........       403,785
                                                                 -------------
                                                                    3,737,301
                                                                 -------------
              TELECOMMUNICATIONS - 2.9%
     62,322   Adaptec, Inc.* ..................................       510,417
     45,015   Telefonos de Mexico SA de CV,  Sponsored
                 ADR ..........................................     1,514,305
     65,171   Vodafone Group PLC ..............................     1,548,463
                                                                 -------------
                                                                    3,573,185
                                                                 -------------
              AUTO PARTS & EQUIPMENT - 2.5%
     39,639   Autoliv, Inc. ...................................     1,639,073
     12,150   Bandag, Inc. ....................................       514,795
     16,719   Modine Manufacturing Company ....................       504,078
     30,017   Tenneco Automotive, Inc.* .......................       383,317
                                                                 -------------
                                                                    3,041,263
                                                                 -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
     23,215   Technitrol, Inc.* ...............................       483,104
     20,176   Thomas & Betts Corp.* ...........................       493,505
     34,479   Waters Corp.* ...................................     1,588,792
                                                                 -------------
                                                                    2,565,401
                                                                 -------------
              COMPUTERS & PERIPHERALS- 1.9%
     58,066   Apple Computer, Inc.* ...........................     1,629,332
      8,412   DST Systems, Inc.* ..............................       404,112
     16,583   MTS Systems Corp. ...............................       368,806
                                                                 -------------
                                                                    2,402,250
                                                                 -------------
              MEDIA - 1.7%
     26,350   Radio One, Inc., Class D* .......................       455,328
     95,113   Time Warner, Inc.* ..............................     1,620,726
                                                                 -------------
                                                                    2,076,054
                                                                 -------------
              TRANSPORTATION - 1.4%
     12,185   Forward Air Corp.* ..............................       375,907
     20,765   GATX Corp. ......................................       500,644
     12,547   J.B. Hunt Transport Services, Inc. ..............       410,789
     47,472   OMI Corp. .......................................       498,456
                                                                 -------------
                                                                    1,785,796
                                                                 -------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 1.4%
     41,657   Applera Corp.-Celera Genomics Group* ............       467,808
     32,546   Enzon Pharmaceuticals, Inc.* ....................       467,686
     19,737   Perrigo Company .................................       403,819
     18,627   Priority Healthcare Corp.* ......................       376,266
                                                                 -------------
                                                                    1,715,579
                                                                 -------------


                   See Notes to Financial Statements.                     Page 7

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     -----------

COMMON STOCKS - (CONTINUED)

              SOFTWARE & SERVICES - 0.3%
     10,760   Autodesk, Inc. ..................................  $    385,854
                                                                 -------------

              TOTAL COMMON STOCKS .............................   123,631,823
                                                                 -------------
              (Cost $123,009,849)


              TOTAL INVESTMENTS - 99.4% .......................   123,631,823
              (Cost $123,009,849)**

              NET OTHER ASSETS & LIABILITIES - 0.6% ...........       796,934
                                                                 -------------
              NET ASSETS - 100.0% .............................  $124,428,757
                                                                 =============


--------------------------------------------------------------------------------
         *   Non-income producing security.
        **   Aggregate cost for federal tax purposes.
       ADR   American Depository Receipt

Page 8                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
MAY 31, 2004


ASSETS:
Investments, at value
   (See portfolio of investments) (a): ...........................................       $123,631,823
Cash .............................................................................            856,115
Dividends receivable .............................................................            113,704
Interest receivable ..............................................................              8,656
Prepaid expenses .................................................................             50,041
                                                                                         -------------
     Total Assets ................................................................        124,660,339
                                                                                         -------------

LIABILITIES:
Investment advisory fee payable ..................................................             68,134
Offering costs payable ...........................................................             52,479
Audit and legal fees payable .....................................................             37,750
License fees payable .............................................................             17,796
Trustees' fees payable ...........................................................             16,000
Printing fees payable ............................................................             12,500
Payable to administrator .........................................................             10,482
Accrued expenses and other payables ..............................................             16,441
                                                                                         -------------
     Total Liabilities ...........................................................            231,582
                                                                                         -------------
NET ASSETS .......................................................................       $124,428,757
                                                                                         =============

----------------------------------------------------------------------------------

(a) Investments, at cost .........................................................       $123,009,849
                                                                                         =============
NET ASSETS CONSIST OF:
Accumulated net realized loss on investments sold ................................       $   (125,193)
Net unrealized appreciation of investments .......................................            622,018
Par value ........................................................................             65,052
Paid-in capital ..................................................................        123,866,880
                                                                                         -------------
     Total Net Assets ............................................................       $124,428,757
                                                                                         =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .............       $      19.13
                                                                                         =============
Number of Common Shares outstanding ..............................................          6,505,236
                                                                                         =============


                  See Notes to Financial Statements.                      Page 9

STATEMENT OF OPERATIONS
FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
FOR THE PERIOD ENDED MAY 31, 2004*


INVESTMENT INCOME:
Dividends (net of foreign tax withholding of $1,390) .........................................     $    120,456
Interest .....................................................................................            8,667
                                                                                                   -------------
     Total investment income .................................................................          129,123
                                                                                                   -------------
EXPENSES:
Investment advisory fee ......................................................................           68,134
Audit and legal fees .........................................................................           37,750
License fees .................................................................................           24,113
Trustees' fees and expenses ..................................................................           16,000
Printing fees ................................................................................           12,500
Administration fee ...........................................................................           10,482
Transfer agent fees ..........................................................................            8,000
Custodian fees ...............................................................................            5,786
Other ........................................................................................            4,224
                                                                                                   -------------
     Net expenses ............................................................................          186,989
                                                                                                   -------------
NET INVESTMENT LOSS ..........................................................................          (57,866)
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized loss from investments sold during the period ........................................         (125,193)
Change in unrealized appreciation/(depreciation) of:
     Securities ..............................................................................          621,974
     Foreign currencies and net other assets .................................................               44
                                                                                                   -------------
Net change in unrealized appreciation/(depreciation) of investments during the period ........          622,018
                                                                                                   -------------
Net realized and unrealized gain on investments ..............................................          496,825
                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................     $    438,959
                                                                                                   =============

-----------------------------------------------------
*   The Fund's inception date was April 16, 2004.

Page 10
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
FOR THE PERIOD ENDED MAY 31, 2004*


                                                                                                   PERIOD
                                                                                                    ENDED
                                                                                                 5/31/2004*
                                                                                               -------------
Net investment loss ......................................................................     $    (57,866)
Net realized loss from investments sold during the period ................................         (125,193)
Net change in unrealized appreciation/(depreciation) of investments
   during the period .....................................................................          622,018
                                                                                               -------------
Net increase in net assets resulting from operations .....................................          438,959


CAPITAL TRANSACTIONS:
Net proceeds from sale of 6,505,236 shares of Common Shares ..............................      123,989,798
                                                                                               -------------
Net increase in net assets ...............................................................      124,428,757

NET ASSETS:
Beginning of period ......................................................................               --
                                                                                               -------------
End of period ............................................................................     $124,428,757
                                                                                               =============

--------------------------------------------------
* The Fund's inception date was April 16, 2004.




                          See Notes to Financial Statements.             Page 11

FINANCIAL HIGHLIGHTS
FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.






                                                                                          PERIOD
                                                                                           ENDED
                                                                                         5/31/2004*
                                                                                       ------------
Net asset value, beginning of period ...........................................       $     19.10
                                                                                       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................................................             (0.01)
Net realized and unrealized gain on investments ................................              0.08
                                                                                       ------------
Total from investment operations ...............................................              0.07
                                                                                       ------------
Common shares offering costs charged to paid-in-capital ........................             (0.04)
                                                                                       ------------
Net asset value, end of period .................................................       $     19.13
                                                                                       ============
Market value, end of period ....................................................       $     17.20
                                                                                       ============
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ .....................................              0.16%
                                                                                       ============
TOTAL RETURN BASED ON MARKET VALUE (B)+ ........................................            (14.00)%
                                                                                       ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................       $   124,429
Ratio of operating expenses to average net assets ..............................              1.68%**
Ratio of net investment loss to average net assets .............................             (0.52)%**
Portfolio turnover rate ........................................................              2.93%

--------------------------------------------------
*    The Fund's inception date was April 16, 2004.
**   Annualized
(a) Total return on net asset value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share.
(b) Total return on market value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in stock price per share, all based on market price per share.
+ Total return is not annualized for periods less than one year and does not reflect sales load.

Page 12
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004


                               1. FUND DESCRIPTION

First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 20, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's investment objective is to provide capital appreciation. The Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in a diversified portfolio of the common stocks selected through the application of a disciplined investment strategy implemented by the Fund's investment adviser, First Trust Advisors L.P. ("First Trust"). There can be no assurance that the Fund's investment objective will be achieved.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities trading on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.


SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.


FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004

in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investments sold.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. As of May 31, 2004, the following adjustment has been reflected in the components of net assets on the Statement of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences. Permanent differences incurred during the period ended May 31, 2004, resulting from differences in book and tax accounting have been reclassified at year end to reflect an increase to undistributed net investment loss by $57,866, and a decrease to paid-in capital by $57,866. Net assets were not affected by this reclassification.



As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income..................     $   --
Accumulated Net Capital Gains..................         --
Unrealized Appreciation........................      621,974



INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.


EXPENSES:

The Fund will pay all expenses directly related to its operations. First Trust has entered into a non-exclusive license agreement with Value Line(R) Publishing, Inc. which allows for the use by First Trust of the Value Line(R) Timeliness(TM), Safety(TM) and Technical(TM) Ranking Systems and certain trademarks and trade names of Value Line(R) Publishing, Inc. The Fund is a sub-licensee to this license agreement. In exchange, Value Line(R) Publishing, Inc. will receive an annual fee, payable on a quarterly basis, equal to 15 basis points of the Fund's gross daily assets during such calendar quarter. This license fee will be paid by the Fund to First Trust who will in turn pay Value Line(R) Publishing, Inc. The terms of the license agreement provide that it shall continue in effect for a term of one year and will be automatically renewed for successive one year terms unless either party elects not to renew the agreement.

First Trust has entered into a non-exclusive licensing and services agreement and a related work order with Ibbotson Associates, Inc. ("Ibbotson") which allows for the use by First Trust of the Ibbotson name for inclusion in the name of the Fund and in connection with the promotion, offering, operation and marketing of the Fund. In addition, Ibbotson performs certain other services for First Trust under the terms of the agreement. In exchange, Ibbotson will receive an annual fee, payable quarterly, based upon the aggregate assets under management in the Fund. The annual fee will be 0.05% of all assets under management of the Fund, with a minimum annual fee of $50,000 for services rendered. The annual fee will be paid by the Fund to First Trust who will in turn pay Ibbotson. The terms of the agreement provide that it shall remain in effect for a minimum of twenty-four (24) months from the date of execution of the agreement unless terminated earlier in accordance with the terms of the agreement.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004


ORGANIZATIONAL AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include incorporation fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of initial prospectus, among other fees. First Trust has paid all organizational expenses and all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund's share of Common Share offering costs, $260,209 were recorded as a reduction of the proceeds from the sale of Common Shares.


          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For its investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

No officer or employee of First Trust received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates $10,000 per annum plus $1,000 per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended May 31, 2004, aggregated amounts were $124,947,511 and $1,812,469, respectively.

As of May 31, 2004, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $2,628,799 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $2,006,825.


                                 5. COMMON STOCK

As of May 31, 2004, 6,505,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.


                          6. CAPITAL LOSS CARRYFORWARDS

As of May 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $125,193 expiring on May 31, 2012.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund"), as of May 31, 2004 and the related statements of operations, changes in net assets and the financial highlights for the period April 16, 2004 (inception) through May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period April 16, 2004 (inception) through May 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE + TOUCHE LLP

Chicago, Illinois
July 22, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

         (2) If the Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov, when required to be filed pursuant to applicable regulations.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004

                         BOARD OF TRUSTEES AND OFFICERS
                                   (UNAUDITED)

Information pertaining to the Trustees and officers* of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                             NUMBER OF                 OTHER
                                                                                            PORTFOLIOS             TRUSTEESHIPS/
    NAME, D.O.B,, ADDRESS AND       TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX         DIRECTORSHIPS
    POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE

                                                        DISINTERESTED TRUSTEES
Richard E. Erickson, Trustee         o One year                Physician, Sportsmed/       17 portfolios         Trustee, First
D.O.B. 04/51                         o 2 months served         Wheaton Orthopedics                               Trust Closed-End
c/o First Trust Advisors L.P.                                                                                    Funds** and First
1001 Warrenville Road                                                                                            Defined Portfolio
Suite 300                                                                                                        Fund, LLC
Lisle, IL 60532


Niel B. Nielson, Trustee             o One year                President, Covenant         17 portfolios         Director of Good
D.O.B. 03/54                         o 2 months served         College (June 2002 to                             News Publisher-
c/o First Trust Advisors L.P.                                  present); Pastor,                                 Crossway Books;
1001 Warrenville Road                                          College Church in                                 Covenant Transport
Suite 300                                                      Wheaton (1997 to June                             Inc.; Trustee,
Lisle, IL 60532                                                2002)                                             First Trust Closed-
                                                                                                                 End Funds** and
                                                                                                                 First Defined
                                                                                                                 Portfolio Fund, LLC

Thomas R. Kadlec, Trustee            o One year                Vice President and Chief    17 portfolios         Trustee, First
D.O.B. 11/57                         o 2 months served         Financial Officer (1990                           Trust Closed-End
c/o First Trust Advisors L.P.                                  to present); ADM                                  Funds** and First
1001 Warrenville Road                                          Investor Services, Inc.                           Defined Portfolio
Suite 300                                                      (Futures Commission                               Fund, LLC
Lisle, IL 60532                                                Merchant); Registered
                                                               Representative (2000 to
                                                               present); Segerdahl &
                                                               Company, Inc; a NASD
                                                               member (Broker-Dealer)


David M. Oster, Trustee              o One year                Trader and Market           6 portfolios          Trustee, First
D.O.B. 03/64                         o 2 months served         Maker, Chicago Options                            Trust Closed-End
c/o First Trust Advisors L.P.                                  Exchange (Self                                    Funds**
1001 Warrenville Road                                          Employed-1987 to
Suite 300                                                      present; Options Trading
Lisle, IL 60532                                                and Market Making)

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
                                   (UNAUDITED)

                                                                                             NUMBER OF                 OTHER
                                                                                            PORTFOLIOS             TRUSTEESHIPS/
    NAME, D.O.B,, ADDRESS AND       TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX         DIRECTORSHIPS
    POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE

                                                  INTERESTED TRUSTEE
James A. Bowen, Trustee            o One year trustee          President, First Trust      17 portfolios           Chairman of the
President, Chairman of the           term and indefinite       Advisors L.P. and First                             Board of
Board and CEO                        Officer term              Trust Portfolios L.P.;                              Directors,
D.O.B. 09/55                       o 2 months served           Chairman of the Board,                              BondWave LLC
1001 Warrenville Road                                          BondWave LLC
Suite 300
Lisle, IL 60532


                                            OFFICER(S) WHO ARE NOT TRUSTEES

Robert F. Carey, Vice              o Indefinite term           Senior Vice President,           N/A                    N/A
President                          o 2 months served           First Trust Advisors L.P.
D.O.B. 07/63                                                   and First Trust
1001 Warrenville Road                                          Portfolios L.P.
Suite 300
Lisle, IL 60532


Mark R. Bradley, Treasurer,        o Indefinite term           Chief Financial Officer,         N/A                    N/A
Controller, Chief Financial        o 2 months served           Managing Director, First
Officer, Chief Accounting                                      Trust Advisors L.P. and
Officer                                                        First Trust Portfolios
D.O.B. 11/57                                                   L.P.; Chief Financial
1001 Warrenville Road                                          Officer, BondWave LLC
Suite 300
Lisle, IL 60532


W. Scott Jardine, Secretary        o Indefinite term           General Counsel, First           N/A                    N/A
D.O.B. 05/60                       o 2 months served           Trust Advisors L.P. and
1001 Warrenville Road                                          First Trust Portfolios
Suite 300                                                      L.P.; Secretary,
Lisle, IL 60532                                                BondWave LLC

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2004

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
                                   (UNAUDITED)


                                                                                             NUMBER OF                 OTHER
                                                                                            PORTFOLIOS             TRUSTEESHIPS/
    NAME, D.O.B,, ADDRESS AND       TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX         DIRECTORSHIPS
    POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE

                                             OFFICER(S) WHO ARE NOT TRUSTEES - (CONTINUED)
Roger Testin                        o Indefinite term       Senior Vice President,              N/A                     N/A
Vice President                      o 2 months served       First Trust Advisors L.P.
D.O.B. 06/66                                                (August 2001 to
1001 Warrenville Road                                       present); Analyst, Dolan
Suite 300                                                   Capital Management
Lisle, IL 60532                                             (1998-2001)

Susan M. Brix                       o Indefinite term       Representative, First               N/A                     N/A
Assistant Vice President            o 2 months served       Trust Portfolios L.P.;
D.O.B. 01/60                                                Assistant Portfolio
1001 Warrenville Road                                       Manager, First Trust
Suite 300                                                   Advisors L.P.
Lisle, IL 60532

----------------------
   * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
  ** First Trust Closed-End Funds include: First Trust/Four Corners Senior
     Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) Dividend Fund and First Trust Value Line(R) 100 Fund.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for the Fund's last two fiscal years (from inception on April 27, 2004 to May 31, 2004) for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such two fiscal years are $13,500.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in the Fund's last two fiscal years (from inception on April 27, 2004 to May 31, 2004) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item are $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the adviser's registration statements and are not reported under paragraph (a) of this Item are $0.

                (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years (from inception on April 27, 2004 to May 31, 2004) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant are $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Fund's adviser are $0.

                (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years (from inception on April 27, 2004 to May 31, 2004) for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item, are $0.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item, are $0.

                (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee and shall report any such pre-approval to the full Committee.

         The Committee is also responsible for the approval of the independent auditor's engagements for non-audit services with the Fund's management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Fund's management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                (b) Not applicable.

                (c) Not Applicable.

                (d) Not applicable.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Not applicable.

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year (from inception on April 27, 2004 to May 31, 2004) that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant (from inception on April 27, 2004 to May 31, 2004) was $0.

         (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not yet applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         First Trust Advisors L.P. ("First Trust") serves as investment adviser to the Fund. Pursuant to an investment advisory agreement, First Trust is responsible for voting the Fund's proxies. First Trust has engaged the services of Institutional Shareholder Services ("ISS"), a third-party proxy service, to make recommendations on the voting of proxies related to securities held by the Fund. The proxy procedures of First Trust and the ISS guidelines are attached hereto as appendices.

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                             STATEMENT & GUIDELINES

[GRAPHIC OMITTED]   U.S. PROXY VOTING POLICY
PVS LOGO            STATEMENT AND GUIDELINES

                    Fifth Edition, January 2003


--------------------------------------------------------------------------------

ACKNOWLEDGEMENTS

Robert Kellogg, Director
John Keenan, Senior Policy Analyst
Jennifer Galmeijer, Program Administrator and Policy Analyst
Edward Kamonjoh, Research Analyst

--------------------------------------------------------------------------------
COPYRIGHT (C) 2003 BY PROXY VOTER SERVICES (PVS), A DIVISION OF INSTITUTIONAL SHAREHOLDER SERVICES (ISS INC)

All right reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Proxy Voter Services/ISS
2099 Gaither Road, Suite 501
Rockville, MD 20850-4045
301-556-0439
issuewatch@issproxy.com


                                                      U.S. Policy and Guidelines
                                                                          Page 2

                              ~ TABLE OF CONTENTS ~

                POLICY STATEMENT AND GUIDELINES                       4
                BOARD OF DIRECTORS                                    5
                PROXY CONTEST DEFENSES                               12
                AUDITORS                                             14
                ACQUISITIONS AND MERGERS                             15
                SHAREHOLDER RIGHTS                                   17
                CAPITAL STRUCTURE                                    20
                EXECUTIVE AND DIRECTOR COMPENSATION                  23
                STATE OF INCORPORATION                               27
                SOCIAL AND ENVIRONMENTAL ISSUES                      28
                CORPORATE RESPONSIBILITY AND ACCOUNTABILITY          28

                                                      U.S. Policy and Guidelines
                                                                          Page 3

                              PROXY VOTER SERVICES
                  PROXY VOTING POLICY STATEMENT AND GUIDELINES
--------------------------------------------------------------------------------

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                                                      U.S. Policy and Guidelines

                               BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS' BLUE RIBBON COMMISSION ON DIRECTOR PROFESSIONALISM (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED  ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

o Poor long-term corporate performance record relative to its peer index and S&P 500;
o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o Diversity of board;
o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and
o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on
individual   directors  are  examined  using  the  following  eight  factors:

o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;
o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
o Failure to establish any key board committees (i.e. audit, compensation, or nominating);

                                                      U.S. Policy and Guidelines
                                                                          Page 5

o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;
o Chapter 7 bankruptcy, SEC violations, and criminal investigations;
o Interlocking directorships;
o Performance of compensation committee members related to egregious executive compensation; and
o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR  DIRECTOR  NOMINEES IN  CONTESTED  ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term financial performance of the target company relative to its industry;
o Management's historical track record;
o Background to the proxy contest;
o Qualifications of director nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o Equity ownership positions; and
o Total impact on all stakeholders.

CEO  SERVING  AS  CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

                                                     U.S.Policy  and  Guidelines
                                                                          Page 6

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.1

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy2 is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.
o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.


INDEPENDENT  DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors

----------------------------
1 Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco. U.S. Policy and Guidelines Page 7

2 New PVS policy implemented October 1, 2002.

                                                     U.S.Policy  and  Guidelines
                                                                          Page 7
or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.
o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
o Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
o Support endorsement of a policy of board inclusiveness.
o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

STOCK OWNERSHIP  REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD  STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board

                                                      U.S. Policy and Guidelines
                                                                          Page 8
is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

o Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

                                                      U.S. Policy and Guidelines
                                                                          Page 9

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

o Vote AGAINST proposals to eliminate cumulative voting.
o Vote FOR proposals to permit cumulative voting.


DIRECTOR  AND  OFFICER   INDEMNIFICATION  AND  LIABILITY  PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

                                                      U.S. Policy and Guidelines
                                                                         Page 10

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                                                      U.S. Policy and Guidelines
                                                                         Page 11

                             PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.
o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.
o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

                                                      U.S. Policy and Guidelines
                                                                         Page 12

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause.
o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.
o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.
o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o Vote FOR proposals that seek to fix the size of the board.
o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                                      U.S. Policy and Guidelines
                                                                         Page 13

                                    AUDITORS
--------------------------------------------------------------------------------

AUDITOR  RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.
o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                                                      U.S. Policy and Guidelines

                            MERGERS AND ACQUISITIONS
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Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs. premium).
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights; and
o Impact on community stakeholders and employees in both workforces.


FAIR  PRICE  PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes  concerning   corporate   restructuring   proposals,   including  minority
squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL  RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair

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value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

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                               SHAREHOLDER RIGHTS
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CONFIDENTIAL  VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

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o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
o Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL  ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

o  Vote  FOR  shareholder   proposals  that  would  allow  significant   company
shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

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SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT  TO AMEND  THE  CHARTER  OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT  TO  APPROVE  MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY  SOLICITATION  EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

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                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON  STOCK  AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.
o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively

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an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED  AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

o Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company

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to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT  RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL: Will the transaction result in a change-in-control of the company?
o BANKRUPTCY: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o POSSIBLE SELF-DEALINGS: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

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                                  COMPENSATION
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STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o DILUTION:  Vote AGAINST  plans in which the  potential  voting power  dilution
(VPD) of all shares outstanding exceeds 12 percent.
o FULL MARKET VALUE: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.
o REPRICING: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

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o The repricing is value for value;
o If the five most highly compensated employees are excluded from the repricing;
o If  the  plan  is  broad  based;  and
o If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

o Vote FOR amendments that place a cap on annual grants or amend administrative features.
o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

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o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK  BONUS PLANS

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER  PROPOSALS TO LIMIT  EXECUTIVE AND DIRECTOR PAY

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of

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the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.
o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

o Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification.
o Generally vote AGAINST all proposals to ratify golden parachutes.
o Vote on tin parachutes on a CASE-BY-CASE basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

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                             STATE OF INCORPORATION
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VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o The transparency (or lack thereof) of the new locale's legal system;
o Adoption of any shareholder-unfriendly corporate law provisions;
o Actual, qualified tax benefits;
o Potential for accounting manipulations and/or discrepancies;
o Any pending U.S. legislation concerning offshore companies; and
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

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                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES
--------------------------------------------------------------------------------

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action;
o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o Whether the company's analysis and voting recommendation to shareholders is persuasive;
o What its industry peers have done in response to the issue;
o Whether the proposal itself is well framed and reasonable;
o Whether implementation of the proposal would achieve the objectives sought in the proposal; and
o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

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SPECIAL POLICY REVIEW AND  SHAREHOLDER  ADVISORY  COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

o Generally support reports on foreign military sales and economic conversion of facilities.
o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL  CONTRIBUTIONS  REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

o Support proposals affirming political non-partisanship.
o Support   reporting  of  political  and  political   action  committee  (PAC)
contributions.
o Support establishment of corporate political contributions guidelines and reporting provisions.

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EQUAL  EMPLOYMENT  OPPORTUNITY  AND OTHER WORK PLACE PRACTICE  REPORTING  ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.
o Vote FOR legal and  regulatory  compliance  and  public  reporting  related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.
o Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

o Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long term employees who are currently vested in plans.

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Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the NATIONAL ASSOCIATION OF MANUFACTURERS and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

o Support compliance with fair-lending laws.
o Support reporting on overall lending policies and data.

CERES  PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition,

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environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o Vote FOR the adoption of the CERES Principles.
o Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE  PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT  SUPPLIER  STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

PVS will generally support proposals that:

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o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.
o Create incentives to encourage suppliers to raise standards rather than terminate contracts.
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.
o Request public disclosure of contract supplier reviews on a regular basis.
o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT,  HUMAN RIGHTS,  AND LABOR  CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

o Support the implementation and reporting on ILO codes of conduct.
o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

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INTERNATIONAL  FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

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                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On March 8, 2004 Registrant's Board of Trustees adopted a Nominating and Governance Committee Charter. In the event a vacancy on the Board occurs, the Nominating and Governance Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Committee may retain a search firm to identify candidates. Shareholders of the Fund who wish to recommend a person for nomination as a candidate for a position on the Fund's Board should mail such recommendation to the Fund, attention W. Scott Jardine, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Recommendations must include (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
           Section  302 of the  Sarbanes-Oxley  Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
           Section  906 of the  Sarbanes-Oxley  Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Trust/value Line(R) & Ibbotson Equity Allocation Fund

By (Signature and Title)*  /S/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chief Executive Officer
                           (principal executive officer)

Date                       August 5, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chief Executive Officer
                           (principal executive officer)

Date                       August 5, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ Mark R. Bradley
                         -------------------------------------------------------
                           Mark R. Bradley, Chief Financial Officer
                           (principal financial officer)

Date                       August 5, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.